Filed pursuant to Rule 497(e)
File Nos. 333-198603; 811-22995

SUPPLEMENT DATED DECEMBER 11, 2024
TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
DONOGHUE FORLINES INNOVATION ETF (DFNV)
DONOGHUE FORLINES TACTICAL HIGH YIELD ETF (DFHY)
DONOGHUE FORLINES YIELD ENHANCED REAL ASSET ETF (DFRA)

(each a “Fund” and, together, the “Funds”)
(each a series of TrimTabs ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Prospectus and SAI.

Donoghue Forlines LLC (“Donoghue”) no longer serves as a sub-adviser to the Funds. Accordingly, the below changes are immediately effective, except as otherwise stated below. Because the Funds are index-based, these changes do not impact the Funds’ investment objectives or principal investment strategies.

1.All references to Donoghue as a sub-adviser to the Funds are hereby removed from the Statutory Prospectus and SAI and all references to Donoghue with respect to the management of each Fund are hereby replaced with FCF Advisors LLC.

2.Effective December 13, 2024, all references to the Funds in the Statutory Prospectus and SAI are hereby changed to the following:

Current Name	New Name
Donoghue Forlines Innovation ETF	Abacus FCF Innovation Leaders ETF
Donoghue Forlines Tactical High Yield ETF	Abacus Tactical High Yield ETF
Donoghue Forlines Yield Enhanced Real Asset ETF	Abacus FCF Real Assets Leaders ETF
3.Effective December 13, 2024, all references to the Funds’ ticker symbols in each Fund’s Prospectus and SAI are hereby changed to the following:

Current Ticker Symbol	New Ticker Symbol
DFNV	ABOT
DFHY	ABHY
DFRA	ABLD

4.The following information replaces in its entirety the heading and the information appearing under the heading “Portfolio Managers” in the “Fund Summaries” section of the Prospectus for each Fund:

Portfolio Managers

Vince (Qijun) Chen, CFA, Director of Research and Portfolio Manager of the Adviser, Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus Life, Inc. and an affiliate of the Adviser, (“ABL Wealth”), and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since December 2024. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

5.The following information replaces in its entirety the heading and the information appearing under the heading “Fund Management – Portfolio Managers” in the Funds’ Statutory Prospectus:

PORTFOLIO MANAGERS
The following employee of the Adviser is the Funds’ portfolio manager, who is primarily responsible for the day-to-day management of each Fund’s portfolio and has served in such position since December 2024:
Vince (Qijun) Chen, CFA, Director of Research and Portfolio Manager of the Adviser.
Mr. Chen joined the Adviser as Quantitative Analyst in October 2017 and was promoted to Senior Quantitative Analyst in June 2019 and Director of Research in November 2022. Prior to joining the Adviser, Mr. Chen was Application Developer at NYC Human Resources Administration and NLP (Natural Language Processing) Graduate Researcher at Weissman Center of International Business. Mr. Chen holds a Master of Science in Quantitative Methods and Modeling from Baruch College and a Bachelor of Economics in International Economics from Guangdong University of Foreign Studies.
Fei Xue, Vice President of ABL Wealth.
Ms. Xue joined ABL Wealth as Vice President in April 2024. Prior to joining ABL Wealth, Ms. Xue was Senior Vice President of Investments from 2023 to March 2024 and Senior Vice President of Relationship Management from 2021 to 2023 of Dynasty Financial Partners. Prior to her roles at Dynasty, Ms. Xue was the Director of RIA National Account and Due Diligence at CNL Financial Group. Ms. Xue holds a Bachelor of Science degree from Babson College.
Tom MacDonald, Financial Analyst at ABL Wealth.
Mr. MacDonald joined ABL Wealth as a financial analyst in 2023. Mr. MacDonald holds a degree in Finance with minors in Mathematics and Computer Science from University of Central Florida, which he attended prior to joining ABL Wealth.
The Funds’ SAI provides additional information about the portfolio manager, including other accounts managed, ownership in the Funds, and compensation.

6.The following information replaces in its entirety the heading and the information appearing under the heading “Portfolio Managers” in the Funds’ SAI:

PORTFOLIO MANAGERS
The following table provides information about other accounts managed by the portfolio manager who has day-to-day responsibility for management of the Funds' portfolios. The reporting information is provided as of July 31, 2024:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Vince (Qijun) Chen	5	$6.69	0	$0	0	$0	0	$0
Fei Xue	0	$0	0	$0	0	$0	0	$0
Tom MacDonald	0	$0	0	$0	0	$0	0	$0

Potential Conflicts of Interest
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund for which they serve as portfolio manager. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.
The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.
Compensation
Each portfolio manager’s compensation is comprised of a base salary and a bonus, which is based on the profitability of the Adviser. Thus, portfolio manager compensation is aligned with the interests of the Adviser’s clients, including the Funds and their investors.

Portfolio Managers’ Ownership in the Funds
As of July 31, 2024, the dollar range of equity securities in the Funds beneficially owned by the portfolio managers is as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in the Funds
	Abacus FCF Innovation Leaders ETF	Abacus Tactical High Yield ETF	Abacus FCF Real Assets Leaders ETF
Vince (Qijun) Chen	None	None	None
Fei Xue	None	None	None
Tom MacDonald	None	None	None

Please keep this supplement with your Prospectus and SAI for future reference.
4